                               [AMERISTOCK LOGO]


                               SEMI-ANNUAL REPORT
                                DECEMBER 31, 2001

                          AMERISTOCK MUTUAL FUND, INC.
                      AMERISTOCK LARGE COMPANY GROWTH FUND
                          AMERISTOCK FOCUSED VALUE FUND

TABLE OF CONTENTS

MANAGER'S COMMENTARY-
AMERISTOCK MUTUAL FUND, INC                                                 4

MANAGER'S COMMENTARY-
AMERISTOCK LARGE COMPANY GROWTH FUND                                        7

MANAGER'S COMMENTARY-
AMERISTOCK FOCUSED VALUE FUND                                              10

SCHEDULE OF INVESTMENTS -
AMERISTOCK MUTUAL FUND, INC                                                13

SCHEDULE OF INVESTMENTS -
AMERISTOCK LARGE COMPANY GROWTH FUND                                       15

SCHEDULE OF INVESTMENTS -
AMERISTOCK FOCUSED VALUE FUND                                              16

STATEMENT OF ASSETS AND LIABILITIES                                        17

STATEMENT OF OPERATIONS                                                    18

STATEMENT OF CHANGES IN NET ASSETS -
AMERISTOCK MUTUAL FUND, INC                                                19

STATEMENT OF CHANGES IN NET ASSETS -
AMERISTOCK LARGE COMPANY GROWTH FUND                                       20

STATEMENT OF CHANGES IN NET ASSETS -
AMERISTOCK FOCUSED VALUE FUND                                              21

FINANCIAL HIGHLIGHTS -
AMERISTOCK MUTUAL FUND, INC                                                22

FINANCIAL HIGHLIGHTS -
AMERISTOCK LARGE COMPANY GROWTH FUND                                       24

FINANCIAL HIGHLIGHTS -
AMERISTOCK FOCUSED VALUE FUND                                              24

NOTES TO FINANCIAL STATEMENTS                                              26

MANAGER'S COMMENTARY
AMERISTOCK MUTUAL FUND, INC.

The total return for the Ameristock Mutual Fund was -3.43% for the six months ended December 31, 2001. (Annualized total return for 1 year was 1.25%, 3 years was 7.87%, 5 years was 17.08% and since inception was 20.20%). We outperformed our benchmark, the S&P 500 Index in 2001 because of our overweighting of financial service companies, a sector that held its own, combined with a bear market in technology stocks, an area in which we were underrepresented. Since the middle of the year, financial service firms accounted for about 19% of the Fund, while technology represented 15%, which is more in line with the general market industry weights. Our performance since the middle of the year has also been more in line with the index.

We currently see no one industry being very over or under valued (derived from a company's bottoms up fundamental analysis) and hence the industry weights of the Ameristock Mutual Fund are about as index neutral as they ever will be. What this means for you is, not only will we act like an index fund (in that our turnover is kept to a minimum, and our brokerage expenses are low) but also, in the beginning of 2002, at least, our total return has the potential to more closely mirror the benchmark index, because our industry weightings are now more closely aligned with the benchmark.

Since the majority of you reading this report are first time readers of Ameristock (I know this because assets in the Fund grew by over 10 times in 2001) this statement, that "our total return has the potential to closely mirror the benchmark index, because our industry weightings are now more closely aligned with the benchmark." probably comes as a shock. After all, many of you probably invested in this Fund because a) our historic returns were different from the benchmark, and b) we beat the benchmark. Well, past performance does not guarantee future results. While we enjoy beating the benchmark and do strive to accomplish that goal, our primary concern is to attempt to alleviate risk.

There are many ways of measuring risk today. The quantitative people talk about Sharpe ratios, Altmans Z scores and Alpha to Gamma indicators. The political/news people talk about Greenspan, the Dollar to Euro exchange, and the flow of money and interest rates. We simple people at Ameristock measure risk a bit differently, does something make sense and can you sleep well with yourself. We try to keep in mind that you want to be in the market, that you enjoy getting equity returns, and yet given a choice, you may not want all the risk or volatility the market sometimes shovels out like it has the last two years.

Because of this aversion to risk:

     - We buy and hold large companies that have been around a long time and will continue to be around a while. After all, if you are investing for college in 15 years you want to make sure the company you invest in is around in 15 years too. As Will Rogers said "Its not the return on my money I am concerned about, it is the return of my money."

     - We overweigh those companies that have cheaper price to earnings, book, sales, and cash flow ratios. Because of this aversion to risk, we overweigh those companies that have strong balance sheets, long-term increasing sales and strong brands.

     - Our investing philosophy of buying the biggest and bluest firms along with our investing style of combining the best of both active & passive portfolio management will not change.

In 2001 we added two new positions to the Fund, Texas Instruments and Duke Energy, both of which have very good and long histories of increasing shareholder wealth over time.

IN CLOSING

When you call the (800) 394-5064 phone number, a machine giving you four choices will greet you:

     1.   Ameristock's Daily Net Asset Value. (A recording).

     2. To request Prospectuses and Applications. (Our distributor, ALPS Distributors, Inc.).

     3. If you have a question about your account, want to establish automatic investing, or want to redeem shares. (Our transfer agent, Mutual Shareholder Services).

     4. If you have a question about the Fund or have any problems. (This is a hidden option that gets your call to us, the investment management company).

Ameristock Mutual Fund, Inc. is a no-load, value based, domestic, equity-income fund that invests in large capitalization companies. Thank you for investing in the Ameristock Mutual Fund and please tell your friends about us.


/s/ Nicholas D. Gerber                             /s/ Andrew Ngim
Nicholas D. Gerber                                 Andrew Ngim
Portfolio Manager                                  Portfolio Manager

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                   IN THE AMERISTOCK MUTUAL FUND, INC. (AMSTX)
                       AND THE STANDARD & POOR'S 500 INDEX

[CHART]


            AMERISTOCK MUTUAL       STANDARD & POOR'S 500
                  FUND                      INDEX
 31-Aug-95      $10,000.00               $10,000.00
12/31/1995      $11,428.75               $11,049.00
12/31/1996      $14,582.23               $13,584.00
12/31/1997      $19,373.68               $18,114.00
12/31/1998      $25,569.22               $23,290.00
12/31/1999      $26,266.29               $28,190.00
12/31/2000      $31,702.49               $25,625.00
12/31/2001      $32,100.04               $22,581.00

The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

*Performance calculations are as of the end of December each year. Past performance is not indicative of future results. Fund inception date is August 31,1995. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

AVERAGE ANNUAL RETURNS
AS OF DECEMBER 31, 2001

AMERISTOCK MUTUAL FUND, INC.          RETURN
----------------------------------    ------
6-Month*                              -3.43%
1 Year                                 1.25%
5 Years                               17.08%
Since Inception
8/31/95                               20.20%

Average annual total returns reflect reinvestment of all dividends and capital gains distributions. Fund inception date is 8/31/95. Past performance is not indicative of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*Not annualized

TOP 10 EQUITY HOLDINGS*
AS OF DECEMBER 31, 2001

COMPANY                            % OF INVESTMENTS
---------------------------------------------------
Dell Computer Corp.                          4.4%
Duke Energy Corp.                            4.3%
Washington Mutual Inc.                       3.7%
International Business Machines              3.7%
General Motors Corp.                         3.6%
Bristol-Meyers Squibb Co.                    3.6%
Bank of America Corp.                        3.6%
Wachovia Corp.                               3.5%
Sara Lee Corp.                               3.3%
American Home Products Corp.                 3.3%

*Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to re-main invested in any particular company or holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS AS OF DECEMBER 31, 2001
[CHART]

Automotive                              5.5%
Banking                                14.0%
Capital Goods                           5.9%
Chemicals & Fertilizer                  2.4%
Consumer Staples                        9.2%
Diversified                             0.9%
Electronics                            15.6%
Entertainment                           0.1%
Financial-Other                         4.9%
Healthcare (Products)                  13.2%
Insurance                               1.6%
Oil & Gas                               5.3%
Retailing                               3.6%
Software                                0.4%
Telecommunications                      5.9%
Utilities                               4.3%
Other                                   7.2%

MANAGER'S COMMENTARY
AMERISTOCK LARGE COMPANY GROWTH FUND

It was a challenging first year for the Ameristock Large Company Growth Fund. As difficult as the first year was, there were some encouraging signs in the latter half of the year:

     - The performance for the second half of the year was relatively better than the first half: -18.7% vs -27.7%.

     -    Cash inflows grew by about 34% over the last 6 months.

     - Net total assets in the Fund increased by about 15% over the same time period.

Overall, the total return for the Ameristock Large Company Growth Fund was -18.71% for the six months ended December 31, 2001. The Fund returned -41.20% for the one year ended December 31, 2001. We will not sugar coat performance, as this year was disappointing in terms of return. The NASDAQ(1) and S & P 500 returned -5.55% and -9.73% for the six months ended December 31, 2001, respectively.

The Fund's underperformance can be attributed to a number of factors. Foremost was that those sectors that were the leaders when the economy was strong - technology, telecom, and fiber optics - were hit hard when the economy slowed down. The Fund had significant exposure to these industries. Secondly, the Fund owned a significant position in Enron. The sharp decline of this stock had a material negative impact on the Fund's performance. Thirdly, the Fund has a "growth" orientation, and during the period growth stocks as a whole underperformed the overall stock market.

One positive that will arise when the economy recovers is that those companies which survive will come out even stronger than before. One such company is Texas Instruments. They are a market-leader in chip making for cellular phones. When the semi-conductor and telecom sectors strengthen, we are hopeful that Texas Instruments will once again grow.

We see 2002 as a period for recovery. Inventories have shrunk. Sentiments towards interest rate stability rather than cuts bode well for a strengthening economy. With current lower interest rates, companies should start increasing capital spending which they dramatically reduced last year. A good portion of that probably will be earmarked in building up its IT infrastructure.

As written in our previous annual letter, long-term investing in the best and largest blue-chip companies is our goal. We believe the companies we hold are excellent blue-chip companies with outstanding prospects for future growth. We have slightly realigned the portfolio to reduce volatility in the future, so that hopefully, we do not see the type of decline we experienced in 2001. We have been adding to companies in our portfolio, which we believe, are now at attractive prices.

These recent times have been stressful to many of our investors. We take this to heart especially since we "eat our own cooking" and are invested in the Fund along with you. Thank you for your continued confidence and faith in the Ameristock Large Company Growth Fund.


/s/ Robert Nguyen                                   /s/ Andrew Ngim

Robert Nguyen                                      Andrew Ngim
Portfolio Manager                                  Portfolio Manager

(1) The NASDAQ Composite Index is a market-value weighted index comprised of over 5,000 domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market. It is an unmanaged index.

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE AMERISTOCK LARGE COMPANY GROWTH FUND (AMLGX)
                       AND THE STANDARD & POOR'S 500 INDEX

[CHART]


           AMERISTOCK LARGE      STANDARD & POOR'S 500
            CO. GROWTH FUND              INDEX
26-Dec-00      $10,000.00             $10,000.00
31-Dec-00      $10,000.00             $10,000.00
31-Jan-01      $10,366.67             $10,355.00
28-Feb-01      $ 8,440.00             $ 9,411.00
31-Mar-01      $ 7,493.33             $ 8,815.00
30-Apr-01      $ 8,006.67             $ 9,500.00
31-May-01      $ 7,586.67             $ 9,563.00
30-Jun-01      $ 7,233.33             $ 9,331.00
31-Jul-01      $ 6,873.33             $ 9,239.00
31-Aug-01      $ 6,180.00             $ 8,661.00
30-Sep-01      $ 5,406.67             $ 7,962.00
31-Oct-01      $ 5,520.00             $ 8,114.00
30-Nov-01      $ 5,966.67             $ 8,736.00
31-Dec-01      $ 5,880.00             $ 8,812.00

The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

*Performance calculations are as of the end of each month from 12/26/00 to 12/31/01. Past performance is not indicative of future results. Fund inception date is December 26, 2000. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


          AVERAGE ANNUAL RETURNS
         AS OF DECEMBER 31, 2001

AMERISTOCK LARGE
COMPANY GROWTH FUND                   RETURN
------------------------           -----------
6-Month*                             -18.71%
1 Year                               -41.20
5 Years                                N/A
Since Inception
12/26/00                             -40.64%

Average annual total returns reflect reinvestment of all dividends and capital gains distributions. Fund inception date is 12/26/00. Past performance is not indicative of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*Not annualized


TOP 10 EQUITY HOLDINGS*
AS OF DECEMBER 31, 2001

COMPANY                          % OF INVESTMENTS
-------------------------------  ----------------
Federal Home Loan Mortgage Corp.             5.3%
Charles Schwab Corp.                         4.7%
Citigroup Inc.                               4.7%
Exxon Mobil Corp.                            4.6%
Home Depot Inc.                              4.4%
Merck & Co. Inc.                             4.3%
Safeway Inc.                                 4.3%
WorldCom Inc.-WorldCom Group                 4.2%
Applied Materials Inc.                       4.2%
Sun Microsystems Inc.                        4.0%

*Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular company or holding.


SECTOR PROFILE AS A PERCENT OF NET ASSETS AS OF DECEMBER 31, 2001
[CHART]

Banking                                 4.7%
Biotechnology                           1.0%
Business Services                       1.2%
Capital Goods                           2.9%
Communication Equipment                 3.1%
Computer Equipment                      4.0%
Computer Storage                        7.2%
Consumer Staples                        5.1%
Entertainment                           2.6%
Financial - Other                      10.0%
Healthcare (Products)                   5.2%
Insurance                               2.7%
Oil & Gas                               4.6%
Online Information                      1.0%
Phone Network/Equipment                 5.9%
Retailing                               4.4%
Semiconductors                          5.3%
Semiconductor Equipment                 3.6%
Software                                2.8%
Telecommunications                      4.3%
Wireless Equipment                      2.0%
Other                                  16.4%

MANAGER'S COMMENTARY
AMERISTOCK FOCUSED VALUE FUND

The total return for the Ameristock Focused Value Fund was 0.81% for the six months ended December 31, 2001. (Annualized total return for 1 year was 60.42% and since inception was 59.61%). Ameristock Focused Value had a great year with its Net Asset Value increasing and its growth in assets. We are now at $8.1 million! This is significant because between $30-$50 million in assets it is our intention to close the doors to all new shareholders. At that time, with your permission, we would like to change the legal structure from an investment company which is what we are today, a mutual fund, to a publicly traded stock holding company (a stock that you would be able to buy and sell at your discretion on an exchange).

This change should have two long-term beneficial effects. One, investment companies (mutual funds) trade every day at Net Asset Value or book value of the fund. Publicly traded stocks often trade at prices above book value. Therefore, by changing the legal structure of the Fund you, hopefully, will get an appreciation of your holdings. Two, if we think we can add value by taking large positions in companies (which we do) then it is logical to conclude that if we find a company we want to own a large position in, we would also like to own the entire enterprise. Mutual funds can not legally own entire companies, publicly traded stock companies can. This is our long-term goal and I hope yours too. In addition, while we would like to change the legal structure of the Fund some time in the future, we do not know when or even if we will be able to do so.

Our short-term goal is to make money in the stock market by taking large positions in a few companies and hoping they go up in value. We accomplished this goal in 2001. The Funds assets were in small value stocks for most of the year. The small value sector was one of the few bright spots in the investment universe in 2001. In particular two companies we owned, Restoration Hardware and TBC did exceptionally well for us. Unfortunately, they could have done even better for the Fund if we had held on to them longer.

We initially bought Restoration Hardware at $1.19 or less and sold it at $4.19, as of December 31, 2001 it was at $8.30 per share. We initially bought TBC at $6.03 or less and sold it at $10.01, as of December 31, 2001 it was at $13.39 per share.

I don't know if the lesson to be learned here is "let your winners run" or "no one ever got broke taking a profit". In either case, one of the largest holdings of the Fund today is Media Arts (MDA).

Media Arts designs, manufactures and distributes collectible, gift and art products. Its most well known artist, which it represents, is Thomas Kinkade, "The Painter of Light". Mr. Kinkade's work is highly regarded by a large and devoted following that is growing each day. Back in February 2001 Mr. Kinkade proposed to take the company private at $6.25 a share. His offer was turned down by management, who has since been replaced. We believe the offering price to be of fair value and think the stock price will eventually get to that level. Hopefully sooner rather than later.

I do not expect our returns in 2002 to match those of 2001 for two reasons. 1) The small value sector has already had a nice run up recently. 2) The types of companies we are adding to the Fund today are larger, for liquidity reasons (something we would not have to worry about as a stock), and not as underpriced vs. their intrinsic value as we were able to find a year ago.

Ameristock Focused Value Fund is a non-diversified, no-load fund that can invest almost anywhere it sees opportunity for capital appreciation. This is an aggressive Fund that takes risks and will have large fluctuations in return both on the upside and downside.


/s/ Nicholas D. Gerber                             /s/ Howard Mah

Nicholas D. Gerber                                 Howard Mah
Portfolio Manager                                  Portfolio Manager

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                  IN THE AMERISTOCK FOCUSED VALUE FUND (AMFVX)
                           AND THE RUSSELL 2000 INDEX

[CHART]


             AMERISTOCK FOCUSED
                 VALUE FUND         RUSSELL 2000 INDEX
26-Dec-00        $10,000.00             $10,000.00
31-Dec-00        $10,000.00             $10,000.00
31-Jan-01        $13,300.00             $10,521.00
28-Feb-01        $13,386.67             $ 9,831.00
31-Mar-01        $13,086.67             $ 9,350.00
30-Apr-01        $14,520.00             $10,081.00
31-May-01        $15,373.33             $10,329.00
30-Jun-01        $15,913.33             $10,686.00
31-Jul-01        $17,000.00             $10,108.00
31-Aug-01        $16,493.33             $ 9,781.00
30-Sep-01        $12,486.67             $ 8,465.00
31-Oct-01        $13,273.33             $ 8,960.00
30-Nov-01        $15,140.00             $ 9,653.00
31-Dec-01        $16,042.33             $10,249.00

The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index.

*Performance calculations are as of the end of each month from 12/26/00 to 12/31/01. Past performance is not indicative of future results. Fund inception date is December 26, 2000. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

AVERAGE ANNUAL RETURNS
AS OF DECEMBER 31, 2001

AMERISTOCK
FOCUSED VALUE FUND                   RETURN
---------------------               -------
6-Month*                              0.81%
1 Year                               60.42%
5 Years                                N/A
Since Inception
12/26/00                             59.61%

Average annual total returns reflect reinvestment of all dividends and capital gains distributions. Fund inception date is 12/26/00. Past performance is not indicative of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*Not annualized

            TOP 10 EQUITY HOLDINGS*
            AS OF DECEMBER 31, 2001

COMPANY                              % OF INVESTMENTS
-----------------------------------  ----------------
Midwest Express Holdings Inc.                   11.6%
Media Arts Group Inc.                           10.0%
Shopko Stores Inc.                               8.0%
KLM Royal Dutch Airlines                         7.4%
Jones Lang LaSalle Inc.                          5.2%
ABN AMRO Inc.                                    4.8%
Bristol-Meyers Squibb Co.                        4.7%
Trammel Crow Co.                                 4.3%
Tellabs Inc.                                     4.1%
Dura Automotive Systems Inc.-Class A             3.9%

*Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular company or holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS AS OF DECEMBER 31, 2001
[CHART]

Automobile Supply                       3.9%
Business Services                       5.8%
Financial Services                      5.7%
Healthcare                              4.7%
Real Estate                            11.2%
Retailing                              21.2%
Services                                2.9%
Telecommunications                      4.1%
Transportation                         19.1%
Other                                  21.4%

AMERISTOCK MUTUAL FUND, INC.
SCHEDULE OF INVESTMENTS

                                                                                                                       MARKET
INDUSTRY                                COMPANY                                    SYMBOL           SHARES              VALUE
--------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS
Automotive                     5.52%    Ford Motor Co.                                F            1,448,242         $22,766,364
                                        General Motors Corp.                         GM              907,520          44,105,472
Banking                       14.05%    Bank of America Corp.                        BAC             688,377          43,333,332
                                        CitiGroup Inc.                                C              279,816          14,125,112
                                        PNC Financial Services                       PNC             443,500          24,924,700
                                        Wachovia Corp.                               WB            1,358,300          42,596,288
                                        Washington Mutual Inc.                       WM            1,384,000          45,256,800
Capital Goods                  5.87%    Boeing Co.                                   BAC             816,960          31,681,709
                                        Caterpillar Inc.                             CAT             335,400          17,524,650
                                        General Electric Co.                         GE              545,569          21,866,405
Chemicals &
Fertilizer                     2.44%    Dow Chemical Co.                             DOW             466,880          15,771,206
                                        Du Pont de Nemours & Co.                     DD              323,600          13,756,236
Consumer Staples               9.16%    Albertsons Inc.                              ABS             474,500          14,942,005
                                        Coca-Cola Co.                                KO               50,380           2,375,417
                                        McDonalds Corp.                              MCD           1,230,700          32,576,629
                                        Pepsico Inc.                                 PEP              36,960           1,799,582
                                        Procter & Gamble Co.                         PG              239,600          18,959,548
                                        Sara Lee Corp.                               SLE           1,811,800          40,276,314
Diversified                    0.94%    Minnesota Mining
                                        & Mfg. Co.                                   MMM              96,260          11,378,895
Electronics                   15.59%    Agilent Technologies Inc.*                    A              526,529          15,011,342
                                        Dell Computer Corp.*                        DELL           1,971,700          53,590,806
                                        Hewlett Packard Co.                          HWP             990,600          20,346,924
                                        Intel Corp.                                 INTC             811,160          25,510,982
                                        International Business Machines              IBM             368,600          44,585,856
                                        Texas Instruments Inc.                       TXN           1,066,000          29,848,000
Entertainment                  0.07%    Walt Disney Co.                              DIS              39,070             809,530
Financial-Other                4.86%    Fannie Mae                                   FNM             465,370          36,996,915
                                        Merril Lynch & Co.                           MER             420,000          21,890,400
Healthcare
(Products)                    13.20%    Abbott Laboratories                          ABT             321,060          17,899,095
                                        American Home Products Corp.                 AHP             651,800          39,994,448
                                        Bristol-Myers Squibb Co.                     BMY             860,740          43,897,740
                                        Johnson & Johnson                            JNJ             292,680          17,297,388
                                        Merck & Co. Inc.                             MRK             617,940          36,334,872
                                        Pfizer Inc.                                  PFE             113,680           4,530,148

                                                                                                                       MARKET
INDUSTRY                                COMPANY                                    SYMBOL           SHARES              VALUE
--------------------------------------------------------------------------------------------------------------------------------
Insurance                      1.62%    Allstate Corp.                               ALL             536,600         $18,083,420
                                        American International Group                 AIG              19,953           1,584,268
Oil & Gas                      5.33%    BP Amoco (ADR)                               BPA             257,308          11,967,395
                                        ChevronTexaco Corp..                         CVX             260,114          23,308,816
                                        Exxon Mobil Corp.                            XOM             743,200          29,207,760
Retailing                      3.65%    Home Depot Inc.                              HD               53,595           2,733,881
                                        Sears Roebuck & Co.                           S              804,800          38,340,672
                                        Wal-Mart Stores Inc.                         WMT              53,300           3,067,415
Software                       0.40%    Microsoft Corp.*                            MSFT              73,780           4,889,401
Telecommunications             5.87%    AT&T Corp.                                    T              165,975           3,010,787
                                        AT&T Wireless Services Inc.*                 AWE              21,230             305,075
                                        BellSouth Corp.                              BLS             374,800          14,298,620
                                        SBC Communications Inc.                      SBC             403,343          15,798,945
                                        Verizon Corp.                                VZ              794,809          37,721,635
Utilities                      4.26%    Duke Energy Corp.                            DUK           1,315,333          51,639,971
--------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON
STOCKS                        92.83%    (COST $1,135,294,598)                                                     $1,124,519,174
--------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER
Ford Motor Credit              2.65%    Due 01/07/2002                                            $3,000,000          $2,998,674
General Motors
Acceptance Corp.               2.60%    Due 01/04/2002                                             3,000,000           2,999,349
Sears Roebuck
Acceptance Corp.               2.45%    Due 01/10/2002                                             3,000,000           2,998,162
Zions Bancorp                  2.15%    Due 01/02/2002                                             2,000,000           1,999,881
--------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL
PAPER                          0.91%    (COST $10,996,066)                                                           $10,996,066
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
OBLIGATIONS
Federal Home
Loan Bank Discount Note        1.30%    Due 01/02/2002                                           $95,285,000         $95,281,559
--------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT  AGENCY
OBLIGATIONS                    7.86%    (COST $95,281,559)                                                           $95,281,559
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                       (COST $1,241,572,223)                                                     $1,230,796,799

Liabilities in Excess
of Other Assets               -1.60%                                                                               ($19,428,645)

NET ASSETS                   100.00%    Equivalent to $40.40 per share on
                                        29,986,070 Shares of Capital Stock
                                        Outstanding                                                               $1,211,368,154
================================================================================================================================

*Non-Income Producing
ADR-American Depositary Receipt

    The accompanying notes are an integral part of the financial statements

AMERISTOCK LARGE COMPANY GROWTH FUND
SCHEDULE OF INVESTMENTS

                                                                                                                       MARKET
INDUSTRY                            COMPANY                                 SYMBOL                SHARES                VALUE
--------------------------------------------------------------------------------------------------------------------------------
Banking                   4.67%     Citigroup Inc.                              C                    402                 $20,293
Biotechnology             0.97%     Amgen Inc.*                               AMGN                    75                   4,233
Business Services         1.15%     Paychex Inc.                              PAYX                   143                   5,011
Capital Goods             2.94%     General Electric Co.                       GE                    319                  12,786
Communication
Equipment                 3.08%     Corning Inc.                               GLW                 1,500                  13,380
Computer
Equipment                 4.01%     Sun Microsystems Inc.*                    SUNW                 1,412                  17,424
Computer Storage          7.25%     EMC Corp.*                                 EMC                 1,085                  14,582
                                    Network Appliance Inc.*                   NTAP                   772                  16,884
Consumer Staples          5.09%     Coca Cola Co.                              KO                     70                   3,301
                                    Safeway Inc.*                              SWY                   450                  18,787
Entertainment             2.58%     Walt Disney Co.                            DIS                   540                  11,189
Financial - Other         9.99%     Charles Schwab Corp.                       SCH                 1,325                  20,498
                                    Federal Home Loan Mortgage Corp.           FRE                   350                  22,890
Healthcare (Products)     5.20%     Merck & Co. Inc.                           MRK                   320                  18,816
                                    Pfizer Inc.                                PFE                    94                   3,746
Insurance                 2.74%     American International Group Inc.          AIG                   150                  11,910
Oil & Gas                 4.63%     Exxon Mobil Corp.                          XOM                   511                  20,082
Online Information        0.96%     Yahoo! Inc.*                              YHOO                   236                   4,187
Phone Network/
Equipment                 5.86%     ADC Telecommunications Inc.*              ADCT                 1,227                   5,644
                                    Comverse Technology Inc.*                 CMVT                   600                  13,422
                                    Cisco Systems Inc.*                       CSCO                   220                   3,984
                                    JDS Uniphase Corp.*                       JDSU                   274                   2,392
Retailing                 4.41%     Home Depot Inc.                            HD                    375                  19,129
Semiconductors            5.32%     Applied Materials Inc.*                   AMAT                   454                  18,205
                                    Broadcom Corp.-Class A*                   BRCM                   119                   4,877
Semiconductor
Equipment                 3.58%     Texas Instruments Inc.                     TXN                   555                  15,540
Software                  2.77%     Oracle Corp.*                             ORCL                   871                  12,028
Telecommunications        4.35%     WorldCom Inc.- MCI Group                  MCIT                    42                     533
                                    WorldCom Inc.- WorldCom Group*            WCOM                 1,302                  18,332
Wireless Equipment        2.04%     Qualcomm Inc.*                            QCOM                   175                   8,837

    The accompanying notes are an integral part of the financial statements

                                       15

--------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON
  STOCKS                 83.59%     (COST $501,747)                                                                     $362,922
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                   (COST $501,747)                                                                     $362,922
Other Assets
  Less Liabilities       16.41%                                                                                          $71,222
NET ASSETS              100.00%     Equivalent to $8.82 per share on 49,231
                                    Shares of Capital Stock Outstanding                                                 $434,144
================================================================================================================================

*Non-Income Producing

AMERISTOCK FOCUSED VALUE FUND
SCHEDULE OF INVESTMENTS

                                                                                                                       MARKET
INDUSTRY                            COMPANY                                 SYMBOL                SHARES                VALUE
--------------------------------------------------------------------------------------------------------------------------------
Automobile Supply         3.94%     Dura Automotive Systems
                                     Inc.-Class A*                            DRRA                29,100                $320,100
Business Services         5.81%     Manpower Inc.                              MAN                 8,700                 293,277
                                    Remedytemp Inc.
                                     -Class A*                                REMX                12,500                 178,000
Financial Services        5.75%     ABN AMRO Inc.                              ABN                24,000                 390,720
                                    Berkshire Hathaway Inc.
                                     -Class A                                  BRK                     1                  75,600
Healthcare                4.71%     Bristol-Myers Squibb Co.                   BMY                 7,500                 382,500
Real Estate              11.16%     Grubb & Ellis*                             GBE                44,000                 129,800
                                    Jones Lang LaSalle Inc.*                   JLL                23,500                 424,175
                                    Trammell Crow Co.*                         TCC                30,100                 352,170
Retailing                21.18%     Media Arts Group Inc.*                     MDA               307,180                 807,883
                                    Rush Enterprises Inc.*                    RUSH                37,900                 264,921
                                    Shopko Stores Inc.*                        SKO                68,000                 646,000
Services                  2.91%     Gevity HR                                 GVHR                93,000                 236,220
Telecommunications        4.07%     Tellabs Inc.*                             TLAB                22,000                 330,660
Transportation           19.11%     International Airline
                                     Support*                                  YLF                 8,000                   7,200
                                    KLM Royal
                                     Dutch Airlines                            KLM                54,300                 601,644
                                    Midwest Express
                                     Holdings Inc.*                            MEH                64,520                 941,992
--------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMONSTOCKS       78.64%     (COST $6,381,706)                                                                 $6,382,862
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                   (COST $6,381,706)                                                                 $6,382,862
Other Assets
  Less Liabilities       21.36%                                                                                        1,733,884
NET ASSETS              100.00%     Equivalent to $23.71 per share on 342,378
                                    Shares of Capital Stock Outstanding                                               $8,116,746
================================================================================================================================

*Non-Income Producing

    The accompanying notes are an integral part of the financial statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

-----------------------------------------------------------------------------------------------------------------------
                                                AMERISTOCK                 AMERISTOCK               AMERISTOCK
                                               MUTUAL FUND,               LARGE COMPANY                FOCUSED
                                                   INC.                    GROWTH FUND               VALUE FUND
-----------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment Securities
at Market Value (cost-see below)              $1,230,796,799                  $362,922                $6,382,862
Cash                                                     647                    71,103                 1,470,325
Accounts Receivable
   Investment Securities Sold                     88,625,000                         -                         -
   Fund Shares Sold                                8,718,217                     1,765                   758,769
   Dividends                                       1,035,848                       265                         -
-----------------------------------------------------------------------------------------------------------------------
   Total Assets:                               1,329,176,511                   436,055                 8,611,956
=======================================================================================================================
LIABILITIES:
Accounts Payable
   Investment Securities Purchased               115,278,114                         -                   481,065
   Fund Shares Redeemed                            1,772,180                     1,510                     6,537
   Accrued Management Fee                            757,706                       401                     7,608
   Accrued Directors Fees                                357                         -                         -
-----------------------------------------------------------------------------------------------------------------------
   Total Liabilities:                            117,808,357                     1,911                   495,210
=======================================================================================================================
NET ASSETS                                    $1,211,368,154                  $434,144                $8,116,746
=======================================================================================================================
NET ASSETS CONSIST OF:
Capital Paid In                               $1,221,836,023                  $667,195                $8,276,223
Undistributed Net
   Investment Income (Loss)                        1,465,195                     (671)                  (15,656)
Accumulated Net Realized
   Loss on Investments                            (1,157,640)                  (93,555)                 (144,977)
Net Unrealized Appreciation
   (Depreciation) on Investments
   Based on Identified Cost                      (10,775,424)                 (138,825)                     1,156
-----------------------------------------------------------------------------------------------------------------------
Net Assets                                    $1,211,368,154                  $434,144                $8,116,746
=======================================================================================================================
NET ASSET VALUE PER SHARE
Net Assets                                    $1,211,368,154                  $434,144                $8,116,746
Shares of Capital
   Stock Outstanding                              29,986,070                    49,231                   342,378
Net Asset Value and
   Redemption Price per Share                         $40.40                     $8.82                    $23.71
-----------------------------------------------------------------------------------------------------------------------
COST OF INVESTMENTS                           $1,241,572,223                  $501,747                $6,381,706
=======================================================================================================================

    The accompanying notes are an integral part of the financial statements

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2001

-----------------------------------------------------------------------------------------------------------------------
                                                AMERISTOCK                 AMERISTOCK               AMERISTOCK
                                               MUTUAL FUND,               LARGE COMPANY                FOCUSED
                                                   INC.                    GROWTH FUND               VALUE FUND
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                         $9,223,133                    $1,089                   $18,469
   Interest                                        1,138,177                         -                         -
   Commission Recapture (Note 7)                      21,080                         -                         -
-----------------------------------------------------------------------------------------------------------------------
   Total Investment Income                        10,382,390                     1,089                    18,469
=======================================================================================================================
EXPENSES:
   Management Fee (Note 2)                         3,795,407                     1,760                    34,125
   Directors Fee (Note 3)                             18,308                         -                         -
-----------------------------------------------------------------------------------------------------------------------
   Total Expenses                                  3,813,715                     1,760                    34,125
-----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                       6,568,675                     (671)                  (15,656)
-----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
   Net Realized Gain
      (Loss)on Investments                           242,489                  (41,406)                 (144,977)
   Net Change in
      Unrealized Appreciation
      (Depreciation) on
      Investments                                (35,538,370)                  (25,521)                 (228,215)
-----------------------------------------------------------------------------------------------------------------------
   Net Realized and
      Unrealized Gain (Loss)
      on Investments                             (35,295,881)                  (66,927)                 (373,192)
-----------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                       ($28,727,206)                 ($67,598)                ($388,848)
=======================================================================================================================

    The accompanying notes are an integral part of the financial statements

AMERISTOCK MUTUAL FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------
                                                       FOR THE SIX MONTHS            FOR THE YEAR
                                                             ENDED                      ENDED
                                                            12/31/01                   06/30/00
-------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net Investment Income (Loss)                              $6,568,675                $3,944,052
  Net Realized Gain (Loss) on Investments                      242,489                 1,121,069
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments                          (35,538,370)                30,172,365
-------------------------------------------------------------------------------------------------
                                                           (28,727,206)                35,237,486
DISTRIBUTIONS TO SHAREHOLDERS:
  Ordinary Income                                           (8,287,230)               (1,527,655)
  Capital Gains                                             (1,121,069)               (5,528,805)
-------------------------------------------------------------------------------------------------
                                                            (9,408,299)               (7,056,460)
SHARE TRANSACTIONS:
  Shares Sold                                              652,107,845               717,255,245
  Shares Issued as Reinvestment of
    Dividends and Distributions                              9,117,512                 6,592,550
  Cost of Shares Redeemed                                 (167,881,421)              (82,528,999)
-------------------------------------------------------------------------------------------------
                                                           493,343,936               641,318,796
NET INCREASE IN NET ASSETS                                 455,208,431               669,499,822
NET ASSETS:
  Beginning of Period                                      756,159,723                86,659,901
-------------------------------------------------------------------------------------------------
  End of Period*                                        $1,211,368,154              $756,159,723
=================================================================================================
*Includes Undistributed
Net Investment Income of                                    $1,465,195                $3,183,750
=================================================================================================

   The accompanying notes are an integral part of the financial statements

AMERISTOCK LARGE COMPANY GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------
                                                         FOR THE SIX MONTHS           FOR THE PERIOD
                                                                ENDED              12/26/00 (INCEPTION)
                                                              12/31/01                  TO 06/30/01
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net Investment Income (Loss)                                   ($671)                  ($1,521)
  Net Realized Gain (Loss) on Investments                      (41,406)                  (52,149)
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments                              (25,521)                 (113,304)
-------------------------------------------------------------------------------------------------------
                                                               (67,598)                 (166,974)
DISTRIBUTIONS TO SHAREHOLDERS:
  Ordinary Income                                                     -                         -
  Capital Gains                                                       -                         -
-------------------------------------------------------------------------------------------------------
                                                                      -                         -
SHARE TRANSACTIONS:
  Shares Sold                                                   404,510                 1,148,599
  Shares Issued as Reinvestment of
    Dividends and Distributions                                      -                         -
  Cost of Shares Redeemed                                      (279,496)                 (604,897)
-------------------------------------------------------------------------------------------------------
                                                                125,014                   543,702
NET INCREASE IN NET ASSETS                                       57,416                   376,728
NET ASSETS:
  Beginning of Period                                           376,728                         -
-------------------------------------------------------------------------------------------------------
  End of Period*                                              $434, 144                  $376,728
=======================================================================================================
*Includes Undistributed
Net Investment Income (Loss) of                                  ($671)                         -
=======================================================================================================

   The accompanying notes are an integral part of the financial statements

AMERISTOCK FOCUSED VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------
                                                        FOR THE SIX MONTHS          FOR THE PERIOD
                                                              ENDED              12/26/00 (INCEPTION)
                                                             12/31/01                  TO 06/30/01
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net Investment Income (Loss)                                ($15,656)                  ($4,236)
  Net Realized Gain (Loss) on Investments                     (144,977)                   101,902
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments                             (228,215)                   229.371
-----------------------------------------------------------------------------------------------------
                                                              (388,848)                   327,037
DISTRIBUTIONS TO SHAREHOLDERS:
  Ordinary Income                                                    -                          -
  Capital Gains                                                (97,666)                         -
-----------------------------------------------------------------------------------------------------
                                                               (97,666)                         -
SHARE TRANSACTIONS:
  Shares Sold                                               10,146,308                  2,449,010
  Shares Issued as Reinvestment of
    Dividends and Distributions                                 97,494                          -
  Cost of Shares Redeemed                                   (4,144,747)                  (271,842)
-----------------------------------------------------------------------------------------------------
                                                             6,099,055                  2,177,168
NET INCREASE IN NET ASSETS                                   5,612,541                  2,504,205
NET ASSETS:
  Beginning of Period                                        2,504,205                          -
-----------------------------------------------------------------------------------------------------
  End of Period*                                            $8,116,746                 $2,504,205
=====================================================================================================
*Includes Undistributed
Net Investment Income (Loss) of                               ($15,656)                        -
=====================================================================================================

   The accompanying notes are an integral part of the financial statements

AMERISTOCK MUTUAL FUND, INC.
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS
INDICATED:

------------------------------------------------------------------------------------------------------------
                                   NET GAINS
                                  (LOSSES) ON                         DISTRIBU-
                NET ASSET   NET   SECURITIES               DIVIDENDS   TIONS              NET ASSET
                  VALUE,   INVEST- (REALIZED   TOTAL FROM  (FROM NET   (FROM     TOTAL     VALUE,
                BEGINNING   MENT      AND      INVESTMENT INVESTMENT  CAPITAL  DISTRIBU-   END OF    TOTAL
                OF PERIOD  INCOME  UNREALIZED) OPERATIONS   INCOME)   GAINS)     TIONS     PERIOD  RETURN(1)
------------------------------------------------------------------------------------------------------------
7/1/01-12/31/01  $42.18     .27       (1.72)     (1.45)     (.29)     (.04)    (.33)      $40.40    (3.43)%
6/1/00-6/30/01    34.76     .59        8.90       9.49      (.45)    (1.63)   (2.08)       42.17    27.82%
6/1/99-6/30/00    38.89     .55       (3.92)     (3.37)     (.42)     (.34)    (.76)       34.76    (8.67)%
6/1/98-6/30/99    31.48     .44        7.41       7.85      (.22)     (.22)    (.44)       38.89    24.94%
6/1/97-6/30/98    25.06     .41        7.26       7.67      (.42)     (.83)   (1.25)       31.48    30.61%
6/1/96-6/30/97    19.03     .52        5.94       6.46      (.39)     (.04)    (.43)       25.06    33.95%
------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                             RATIOS/SUPPLEMENTAL DATA

                               RATIO OF       RATIO OF      RATIO OF     RATIO OF
                              EXPENSES TO    EXPENSES TO   NET INCOME   NET INCOME
                                AVERAGE       AVERAGE      TO AVERAGE   TO AVERAGE
                  NET ASSETS   NET ASSETS    NET ASSETS   NET ASSETS   NET ASSETS
                   END OF       PRIOR TO        AFTER       PRIOR TO      AFTER      PORTFOLIO
                   PERIOD        REIM-         REIM-         REIM-        REIM-      TURNOVER
                 (MILLIONS)    BURSEMENT      BURSEMENT     BURSEMENT    BURSEMENT     RATE**
-------------------------------------------------------------------------------------------------
7/1/01-12/31/01   $1,211.37       0.78%*        0.78%*        1.34%*     1.34%*          0.21%
6/1/00-6/30/01       755.90       0.83%         0.83%         1.50%      1.50%           5.97%
6/1/99-6/30/00        86.66       0.99%         0.99%         1.51%      1.51%          31.13%
6/1/98-6/30/99       114.14       0.96%         0.94%         1.20%      1.22%           9.22%
6/1/97-6/30/98        12.75       0.95%         0.94%         1.43%      1.48%          11.85%
6/1/96-6/30/97         6.64       1.06%         0.56%         1.89%      2.39%          21.48%
-------------------------------------------------------------------------------------------------

* Annualized

**A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended December 31, 2001 were $504,905,556 and $1,874,483, respectively.

(1)Total returns would have been lower had various fees not been reimbursed.

The accompanying notes are an integral part of the financial statements

AMERISTOCK LARGE COMPANY GROWTH FUND
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS
INDICATED:

------------------------------------------------------------------------------------------------------------
                                   NET GAINS
                                  (LOSSES) ON                         DISTRIBU-
                NET ASSET   NET   SECURITIES               DIVIDENDS   TIONS              NET ASSET
                  VALUE,   INVEST- (REALIZED   TOTAL FROM  (FROM NET   (FROM     TOTAL     VALUE,
                BEGINNING   MENT      AND      INVESTMENT INVESTMENT  CAPITAL  DISTRIBU-   END OF    TOTAL
                OF PERIOD  INCOME  UNREALIZED) OPERATIONS   INCOME)   GAINS)     TIONS     PERIOD   RETURN
------------------------------------------------------------------------------------------------------------
7/1/01-12/31/01   $10.81   (.02)      (1.97)     (1.99)      0.00       0.00      0.00       $8.82  (18.71)%
12/26/00-6/30/01
inception          15.00   (.04)      (4.11)     (4.15)      0.00       0.00      0.00       10.85  (27.67)%
------------------------------------------------------------------------------------------------------------


AMERISTOCK FOCUSED VALUE FUND
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS
INDICATED:

------------------------------------------------------------------------------------------------------------
                                   NET GAINS
                                  (LOSSES) ON                         DISTRIBU-
                NET ASSET   NET   SECURITIES               DIVIDENDS   TIONS              NET ASSET
                  VALUE,   INVEST- (REALIZED   TOTAL FROM  (FROM NET   (FROM     TOTAL     VALUE,
                BEGINNING   MENT      AND      INVESTMENT INVESTMENT  CAPITAL  DISTRIBU-   END OF    TOTAL
                OF PERIOD  INCOME  UNREALIZED) OPERATIONS   INCOME)   GAINS)     TIONS     PERIOD   RETURN
------------------------------------------------------------------------------------------------------------
7/1/01-12/31/01   $23.87   (.07)        .25        .18       0.00      (.34)    (.34)       $23.71   0.81%
12/26/00-6/30/01
inception          15.00   (.09)       8.96       8.87       0.00       0.00    0.00         23.87   59.13%
------------------------------------------------------------------------------------------------------------

AMERISTOCK LARGE COMPANY GROWTH FUND
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------
                                             RATIOS/SUPPLEMENTAL DATA

                               RATIO OF       RATIO OF      RATIO OF     RATIO OF
                              EXPENSES TO    EXPENSES TO   NET INCOME   NET INCOME
                                AVERAGE       AVERAGE      TO AVERAGE   TO AVERAGE
                  NET ASSETS   NET ASSETS    NET ASSETS   NET ASSETS   NET ASSETS
                   END OF       PRIOR TO        AFTER       PRIOR TO      AFTER      PORTFOLIO
                   PERIOD        REIM-         REIM-         REIM-        REIM-      TURNOVER
                 (MILLIONS)    BURSEMENT      BURSEMENT     BURSEMENT    BURSEMENT     RATE**
-------------------------------------------------------------------------------------------------
7/1/01-12/31/01    $0.43        1.00%*         1.00%*       (0.38)%*     (.38%)*       37.57%(1)
12/26/00-6/30/01
inception           0.38        1.00%*         1.00%*       (0.58)%*     (0.58)%*      88.08%
-------------------------------------------------------------------------------------------------

(1) Purchases and sales of investment securities (excluding short-term securities) for the six months ended December 31, 2001 were $202,505 and $112,670, respectively.

The accompanying notes are an integral part of the financial statements

AMERISTOCK FOCUSED VALUE FUND
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------
                                             RATIOS/SUPPLEMENTAL DATA

                               RATIO OF       RATIO OF      RATIO OF     RATIO OF
                              EXPENSES TO    EXPENSES TO   NET INCOME   NET INCOME
                                AVERAGE       AVERAGE      TO AVERAGE   TO AVERAGE
                  NET ASSETS   NET ASSETS    NET ASSETS   NET ASSETS   NET ASSETS
                   END OF       PRIOR TO        AFTER       PRIOR TO      AFTER      PORTFOLIO
                   PERIOD        REIM-         REIM-         REIM-        REIM-      TURNOVER
                 (MILLIONS)    BURSEMENT      BURSEMENT     BURSEMENT    BURSEMENT     RATE**
-------------------------------------------------------------------------------------------------
7/1/01-12/31/01    $8.12        1.35%*         1.35%*        (0.62)%*    (0.62)%*      51.85%(2)
12/26/00-6/30/01
inception           2.50        1.32%*         1.32%*        (0.80)%*    (0.80)%*       29.80%
-------------------------------------------------------------------------------------------------

*Annualized

**A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

(2) Purchases and sales of investment securities (excluding short-term securities) for the six months ended December 31, 2001 were $6,840,360 and $2,220,428, respectively.

The accompanying notes are an integral part of the financial statements

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Ameristock Mutual Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1995. The Fund's investment objective is to seek total return through capital appreciation and current income by investing (under normal market conditions) at least 80% of the value of its total assets in equity securities consisting of common stocks. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $.005 per share.

Davis Park Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company organized as a Delaware business trust by a Declaration of Trust dated August 17, 2000. The Trust currently has two active investment portfolios, the Ameristock Large Company Growth Fund and the Ameristock Focused Value Fund, each referred to as a "portfolio" of the Trust. The Ameristock Large Company Growth Fund's investment objective is to seek capital appreciation by principally investing in common stocks of large capitalization companies headquartered in the United States. The Ameristock Focused Value Fund's investment objective is to seek capital appreciation by principally investing in common stocks of companies of all sizes headquartered in the United States. The authorized capital stock of each portfolio consists of an unlimited number of no par value shares of common stock.

SECURITY VALUATION

Investments in securities are carried at market value. The market quotation used for common stocks, including those listed on those NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. The cost of securities sold is determined on the identified cost basis.

When marker quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors/Trustees. Securities for which market quotations are not readily available are valued in good faith by or under direction of the Board of Directors/Trustees.

Security transactions are recorded on the dates transactions are entered into (the trades).

INCOME

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INCOME TAXES

As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, neither the Fund nor the Trust is subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year.

It is the policy of the Fund and the Trust to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the policy of the Fund and the Trust to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER

Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholders distributions be reclassified to paid in capital or gains/losses.

REPURCHASE AGREEMENTS

The Ameristock Mutual Fund, Inc. through its custodian, receives delivery of underlying securities, whose market value, including interest, is required to be at least 102% of the resale price. The Fund's adviser is responsible for determining that the value of these underlying securities remains at least equal to 102% of the resale price. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price.

2. INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory agreement with Ameristock Corporation, (the "Advisor"). The Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund's average daily net assets for the first $100 million in net assets and 0.75% of average daily net assets in excess of $100 million. The Advisor pays all operating expenses of the Fund except for taxes, interest, brokerage commissions and extraordinary litigation expenses. The Advisor received management fees of $3,795,407 for the six months ended December 31, 2001. During the Fund's initial year, the Advisor had paid all Fund expenses.

The Trust has entered into an investment advisory agreement with the Advisor for both portfolios. The Advisor receives from the Trust as compensation for its services to the Ameristock Large Company Growth Fund an annual fee of 1% of the portfolio's average daily net assets. The Advisor receives from the Trust as compensation for its services to the Ameristock Focused Value Fund an annual fee of 1.35% of the portfolio's average daily net assets. The Advisor pays all operating expenses of the Trust except for taxes, interest, brokerage commissions and extraordinary litigation expenses. The Advisor received management fees of $1,760 and $34,125 for the Ameristock Large Company Growth Fund and the Ameristock Focused Value Fund, respectively, for the six months ended December 31, 2001.

3. RELATED PARTY TRANSACTIONS

Certain owners of the Advisor are also owners and or directors of the Fund and Trust. These individuals may receive benefits from any management fees paid to the Advisor.

Shareholders holding more than 5% of the Funds' outstanding shares as of December 31, 2001 constituted 79.59% of the Ameristock Mutual Fund, Inc., 40.33% of the Ameristock Large Company Growth Fund and 53.43% of the Ameristock Focused Value Fund.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund under section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2001, Charles Schwab & Co. for the benefit of its customers owned of record in aggregate more than 53% of the Ameristock Mutual Fund, Inc. As of December 31, 2001, National Investor Services Corp. for the benefit of its customers owned of record in aggregate more than 40% and 25% of the Ameristock Large Company Growth Fund and Ameristock Focused Value Fund, respectively.

The Directors of the Ameristock Mutual Fund, Inc. receive annual Directors Fees of $12,000.

4. CAPITAL STOCK AND DISTRIBUTION

At December 31, 2001, 100 million shares of capital ($.005 par value) were authorized, and paid in capital amounted to $1,221,836,023 for the Ameristock Mutual Fund, Inc. At December 31, 2001, there was an unlimited number of no par value shares of capital authorized for the Ameristock Large Company Growth Fund and Ameristock Focused Value Fund, respectively. Paid in capital amounted to $667,195 and $8,276,233 for the Ameristock Large Company Growth Fund and Ameristock Focused Value Fund, respectively. Transactions in capital stock were as follows:

-------------------------------------------------------------------------------------------------
AMERISTOCK MUTUAL FUND, INC.               FOR THE SIX MONTHS    FOR THE YEAR
                                                 ENDED             ENDED
                                                 12/31/01          06/30/00
-------------------------------------------------------------------------------------------------
Shares Sold                                     16,089,558        17,312,519
Shares Issued in Reinvestment of
  Dividends and Distributions                      225,793           169,867
-------------------------------------------------------------------------------------------------
Total                                           16,315,351        17,482,386
Shares Redeemed                                 (4,254,525)       (2,049,954)
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Shares               12,060,826        15,432,432
=================================================================================================
Shares Outstanding-Beginning of Period          17,925,244         2,492,812
Shares Outstanding-End of Period                29,986,070        17,925,244
=================================================================================================

-------------------------------------------------------------------------------------------------
AMERISTOCK LARGE COMPANY                   FOR THE SIX MONTHS     FOR THE PERIOD
GROWTH FUND                                        ENDED       12/26/00 (INCEPTION)
                                                  12/31/01         TO 6/30/00
-------------------------------------------------------------------------------------------------
Shares Sold                                         45,456            85,326
Shares Issued in Reinvestment of
  Dividends and Distributions                            -                 -
-------------------------------------------------------------------------------------------------
Total                                               45,456            85,326
Shares Redeemed                                    (31,059)          (50,492)
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Shares                   14,397            34,834
=================================================================================================
Shares Outstanding-Beginning of Period              34,834                 -
Shares Outstanding-End of Period                    49,231            34,834
=================================================================================================

-------------------------------------------------------------------------------------------------
AMERISTOCK FOCUSED VALUE FUND               FOR THE SIX MONTHS   FOR THE PERIOD
                                                   ENDED        12/26/00 (INCEPTION)
                                                 12/31/01          TO 6/30/00
-------------------------------------------------------------------------------------------------
Shares Sold                                        428,191           117,166
Shares Issued in Reinvestment of
  Dividends and Distributions                        4,228                 -
-------------------------------------------------------------------------------------------------
Total                                              432,419           117,166
Shares Redeemed                                   (194,951)          (12,256)
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Shares                  237,468           104,910
=================================================================================================
Shares Outstanding-Beginning of Period             104,910                 -
Shares Outstanding-End of Period                   342,378           104,910
=================================================================================================

5. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS

-------------------------------------------------------------------------------------------------
                                  AMERISTOCK     AMERISTOCK     AMERISTOCK
                                 MUTUAL FUND,   LARGE COMPANY      FOCUSED
AS OF DECEMBER 31, 2001              INC.        GROWTH FUND     VALUE FUND
-------------------------------------------------------------------------------------------------
Gross Appreciation (excess of
   value over tax cost)           $70,646,223          $11,474      $583,438
Gross Depreciation (excess of
   tax cost over value)           (81,421,647)        (150,299)     (582,282)
-------------------------------------------------------------------------------------------------
Net Unrealized Appreciation/
   (Depreciation)                ($10,775,424)       ($138,825)       $1,156
=================================================================================================
Cost of Investments for
   Income Tax Purposes           $124,157,223         $501,747    $6,381,707
=================================================================================================

6. DISTRIBUTIONS

During the six months ended December 31, 2001, the Ameristock Mutual Fund, Inc. paid $9,408,299 in distributions, of which $8,287,230 was paid from net investment income and $1,121,069 was paid from realized short and long-term capital gains. During the six months ended December 31, 2001, the Ameristock Focused Value Fund paid $97,666 in distributions from realized short-term gains.

7. COMMISSION RECAPTURE

The Ameristock Mutual Fund, Inc. directed portfolio trades to brokers who reimburse the Fund a portion of the commissions paid on such transactions. For the six months ended December 31, 2001, the Fund received $21,080 from commissions on executions of purchases and sales of the Fund's portfolio investments.

INVESTMENT ADVISER
         Ameristock Corporation
         P.O. Box 6919
         Moraga, California 94570

ADMINISTRATOR, AND BOOKKEEPING AND PRICING AGENT
         ALPS Mutual Fund Services, Inc.
         370  17th Street, Suite 3100
         Denver, Colorado 80202

DISTRIBUTOR
         ALPS Distributors, Inc.
         370 17th Street, Suite 3100
         Denver, Colorado 80202

CUSTODIAN
         Firstar Bank, N.A.
         425 Walnut Street
         Cincinnati, Ohio 45202

TRANSFER AGENT
         Mutual Shareholder Services
         8869 Brecksville Road, Suite C
         Brecksville, Ohio 44141

INDEPENDENT AUDITOR
         McCurdy & Associates CPA's, Inc.
         27955 Clemens Road
         Westlake, Ohio 44145-1121

LEGAL COUNSEL
         McDonald, Hopkins, Burke & Haber Co., L.P.A.
         2100 Bank One Center
         600 Superior Avenue, East
         Cleveland, Ohio 44114

DIRECTORS-AMERISTOCK MUTUAL FUND, INC.
         Alev Efendioglu
         Nicholas Gerber
         Stephen Marsh
         Andrew Ngim
         Steve Wood

TRUSTEES-DAVIS PARK SERIES TRUST
         Alev Efendioglu
         Nicholas Gerber
         Stephen Marsh

ALPS
[GRAPHIC]
  DISTRIBUTORS, INC.

Sponsor and Distributor

Must be accompanied or preceded by a current prospectus which contains more information on fees, risks, and expenses. For more information, please call 1(800)394-5064 or visit www.ameristock.com

                                [AMERISTOCK LOGO]
                                  P.O. Box 6919
                            Moraga, California 94570